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Exhibit No. 32(B)

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      I, W. Thomas Forrester, Vice President and Chief Financial Officer, of The Progressive Corporation (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Annual Report on Form 10-K of the Company for the period ended December 31, 2004 (the "Report"), which this certification accompanies, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (U.S.C. 78m or 78o(d)); and

(2) information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ W. Thomas Forrester
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W. Thomas Forrester
Vice President and Chief Financial Officer
March 1, 2005